CUSIP No. 007975204                   13D

                                    EXHIBIT 1

                          Directors and Officers of SGF


Name                Title                  Principal Business Address       Principal Occupation       Citizenship
Pierre Shedleur     Chairman of the        600, de la Gauchetiere Ouest     Chairman of the Board,     Canadian
                    Board, President,      Bureau 1500                      President, General
                    General Manager and    Montreal, Quebec                 Manager and Director of
                    Director               Canada  H3B 4L8                  SGF
Jean-Jacques        Vice-President and     600, de la Gauchetiere Ouest     Vice-President and Chief   Canadian
Carrier             Chief Financial        Bureau 1500                      Financial Officer of SGF
                    Officer                Montreal, Quebec
                                           Canada  H3B 4L8
Andre               Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
Roy                 Vice-President,        Bureau 1500                      Administration of SGF
                    Administration         Montreal, Quebec
                                           Canada  H3B 4L8
Yves                Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
Bourque             Vice-President,        Bureau 1500                      Investment Support and
                    Investment Support     Montreal, Quebec                 Management of SGF
                    and Management         Canada  H3B 4L8
Marc                Vice-President,        600, de la Gauchetiere Ouest     Vice-President, Legal      Canadian
Paquet              Legal Affairs and      Bureau 1500                      Affairs and Corporate
                    Corporate Secretary    Montreal, Quebec                 Secretary of SGF
                                           Canada  H3B 4L8
Michel              Assistant              600, de la Gauchetiere Ouest     Assistant Secretary        Canadian
Sainte-Marie        Secretary              Bureau 1500                      of SGF
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Chantal             Vice-President,        600, de la Gauchetiere Ouest     Vice-President, Planning   Canadian
Malo                Planning and           Bureau 1500                      and Strategic
                    Strategic Information  Montreal, Quebec                 Information of SGF
                                           Canada  H3B 4L8
Christian Lessard   Vice-President,        600, de la Gauchetiere Ouest     Vice-President,            Canadian
                    Communication and      Bureau 1500                      Communication and
                    Marketing              Montreal, Quebec                 Marketing of SGF
                                           Canada  H3B 4L8
Daniel              Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
Boulais             Vice-President,        Bureau 1500                      Investments Agri-Food of
                    Investments Agri-Food  Montreal, Quebec                 SGF
                                           Canada  H3B 4L8
Luc Seguin          Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
                    Vice-President,        Bureau 1500                      Investments, Chemicals,
                    Investments,           Montreal, Quebec                 Energy and Environment
                    Chemicals, Energy      Canada  H3B 4L8                  of SGF
                    and Environment
Georges Kobrynsky   Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
                    Vice-President,        Bureau 1500                      Investments Forest
                    Investments Forest     Montreal, Quebec                 Products of SGF
                    Products               Canada  H3B 4L8
Alain               Senior Vice            600, de la Gauchetiere Ouest     Senior Vice President,     [Canadian]
Poirier             President,             Bureau 1500                      Investments Information
                    Investments            Montreal, Quebec                 and Communication
                    Information and        Canada  H3B 4L8                  Technologies of SGF
                    Communication
                    Technologies

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CUSIP No. 007975204                   13D


Name                Title                  Principal Business Address       Principal Occupation       Citizenship
Andre Archimbaud    Senior                 600, de la Gauchetiere Ouest     Senior Vice-President,     Canadian
                    Vice-President,        Bureau 1500                      Investments Life
                    Investments Life       Montreal, Quebec                 Sciences of SGF
                    Sciences               Canada  H3B 4L8
Marc                Senior Vice            600, de la Gauchetiere Ouest     Senior Vice President,     Canadian
Filion              President,             Bureau 1500                      Investments Mines,
                    Investments Mines,     Montreal, Quebec                 Metals and Materials of
                    Metals and Materials   Canada  H3B 4L8                  SGF
Jean-Yves           Vice-President,        600, de la Gauchetiere Ouest     Vice-President,            Canadian
Tardif              Human Resources        Bureau 1500                      Human Resources of
                                           Montreal, Quebec                 SGF
                                           Canada  H3B 4L8
Pierre              Vice-President,        600, de la Gauchetiere Ouest     Vice-President,           Canadian
Laplante            Project Management     Bureau 1500                      Project Management of
                                           Montreal, Quebec                 SGF
                                           Canada  H3B 4L8
Jean                Treasurer              600, de la Gauchetiere Ouest     Treasurer of SGF           Canadian
Rocheleau                                  Bureau 1500
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Silvana             Vice-President and     600, de la Gauchetiere Ouest     Vice-President and         Canadian
Travaglini          Controller             Bureau 1500                      Controller of SGF
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Andre-Gilles        Assistant Treasurer    600, de la Gauchetiere Ouest     Assistant Treasurer        Canadian
Frigon                                     Bureau 1500                      of SGF
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Jean                Director               1, Place Ville-Marie             Partner, Fraser Milner     Canadian
Bazin                                      Bureau 3900                      Casgrain
                                           Montreal Quebec
                                           Canada H3B 4M7,
Gilles              Director               710, Place d'Youville, 6e etage  Deputy Minister,           Canadian
Demers                                     Quebec, Quebec                   Ministry of Economic
                                           Canada G1R 4Y4                   Development, Innovation
                                                                            and Export
Marie-Jose P.       Director               1155, boulevard Rene-Levesque    Partner, Miller Thomson    Canadian
Dorais                                     ouest                            Pouliot
                                           31e etage
                                           Montreal, Quebec
                                           Canada H3B 3S6
Diane               Director               5790, rue Pare                   President of Raymond       Canadian
Lanctot                                    Montreal, Quebec                 Lanctot Limited
                                           Canada H4P 2M2
Ashok K. Narang     Director               4285A, rue St-Hubert             Chairman of the Board of   Canadian
                                           Montreal, Quebec                 Papier Masson Ltee
                                           Canada H2J 2W6
John LeBoutillier   Director               8475, Christophe-Colomb Av.      Chairman of the Board,     Canadian
                                           Suite 5000                       Industrial Alliance
                                           Montreal, Quebec                 Insurance and Financial
                                           Canada  H2M 2N9                  Services Inc.
Richard J. Renaud   Director               1, Place Ville-Marie             Chairman of the Board of   Canadian
                                           Bureau 2221                      TNG Corporation
                                           Montreal, Quebec
                                           Canada H3B 3M4

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CUSIP No. 007975204                   13D


Name                Title                  Principal Business Address       Principal Occupation       Citizenship
Stephen Rosenhek    Director               2, Place Alexis-Nihon            Chartered Accountant,      Canadian
                                           22e etage                        Partner, Richter
                                           Montreal, Quebec                 Consulting Inc.
                                           Canada H3Z 3C2
Jean Bienvenue      Director               3100, St-Prosper Street          President and Chief        Canadian
                                           Saint-Hyacinthe, Quebec          Executive Officer of
                                           Canada  J2S 2A4                  Frigo Royal Inc.
Jean Pierre         Director               7190, Frederick-Banting          Chairman of the Board,     Canadian
Mortreux                                   Street, Suite 100                President and Chief
                                           St-Laurent, Quebec               Executive Officer of CMC
                                           Canada  H4S 2A1                  Electronics Inc.
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                       Directors and Officers of SGF Sante


Name                Title                  Principal Business Address    Principal Occupation      Citizenship
Andre              Chairman of the         600, de la Gauchetiere        Chairman of the Board     Canadian
Archimbaud         Board, President and    Ouest Bureau 1500             and President of
                   Director                Montreal, Quebec              SGF Sante
                                           Canada  H3B 4L8
Louis A.           Vice-President,        600, de la Gauchetiere        Vice-President,           Canadian
Guilbault          Investment              Ouest Bureau 1500             Investment of
                                           Montreal, Quebec              SGF Sante
                                           Canada  H3B 4L8
Marc Paquet        Secretary               600, de la Gauchetiere        Secretary of SGF Sante    Canadian
                                           Ouest Bureau 1500
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Michel             Assistant Secretary     600, de la Gauchetiere        Assistant Secretary of    Canadian
Sainte-Marie                               Ouest Bureau 1500             SGF Sante
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Andre Roy          Director                600, de la Gauchetiere        Director of SGF Sante     Canadian
                                           Ouest Bureau 1500
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Jean-Jacques       Director                600, de la Gauchetiere        Director of SGF Sante     Canadian
Carrier                                    Ouest Bureau 1500
                                           Montreal, Quebec
                                           Canada  H3B 4L8
Yves Bourque       Director                600, de la Gauchetiere        Director of SGF Sante     Canadian
                                           Ouest Bureau 1500
                                           Montreal, Quebec
                                           Canada  H3B 4L8

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